UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2014

HILL-ROM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-6651	35-1160484
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana	47006-8835
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (812) 934-7777

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Financial Officer

On July 1, 2014, Jay Saccaro, Chief Financial Officer of the Corporation, informed the Corporation that he was resigning to accept a position with his previous employer, Baxter International, as CFO-designate of the post-spin-off company.  Mr. Saccaro ceased to be the principal financial officer of the Corporation as of July 3, 2014.

New Interim Chief Financial Officer

As of July 3, 2014, Michael Macek, the Vice President and Treasurer of the Corporation, assumed the additional duties of Interim Chief Financial Officer and become the principal financial officer of the Corporation pending the search for Mr. Saccaro’s replacement.  Mr. Macek, 42, was elected Treasurer in March 2011.  Prior to such date, he held the position of Executive Director, Treasury for Hill-Rom since 2008, and a series of financial positions with Hill-Rom since 2005.  He also served as the Corporation’s Interim Chief Financial Officer from July 2013 through December 2013.

Mr. Macek is a party to an employment agreement dated February 26, 2011 with the Corporation.  His annual salary under the agreement is $245,000, and he is entitled to receive short-term and long-term incentive compensation.  If his employment is terminated without cause or he terminates employment for good reason, the Corporation is required to pay severance equal to six months of base salary.  The employment agreement also contains a limited eighteen month non-competition and non-solicitation agreement.  Mr. Macek is also eligible for other benefits that are commonly found in corporate employment agreements.  Additionally, in connection with his election as Treasurer in March 2011, Mr. Macek executed the Corporation’s standard indemnity agreement, which obligates the Corporation to indemnify him to the fullest extent permitted by the laws of the State of Indiana.

The foregoing summary of the agreements between the Corporation and Mr. Macek is qualified in its entirety by reference to the full text of such documents, filed as Exhibits to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are filed herewith:

Exhibit No.	Exhibit

10.1
Employment Agreement between Hill-Rom Services, Inc. and Michael Macek, dated February 26, 2011 (incorporated by reference to Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed July 17, 2013)

10.2
Officer Indemnity Agreement between Hill-Rom Holdings, Inc. and Michael Macek, dated March 16, 2011 (incorporated by reference to Exhibit 10.2 to the Corporation’s Current Report on Form 8-K filed July 17, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.

DATE: July 7, 2014	BY:	/s/ Susan Lichtenstein
Susan Lichtenstein
Senior Vice President of
Corporate Affairs,
Chief Legal Officer and Secretary